Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill And Other Intangible Assets
Goodwill And Other Intangible Assets

NOTE 7. GOODWILL AND OTHER INTANGIBLE ASSETS

Changes in the carrying amounts of goodwill, by segment (which is the same as the reporting unit for Wireless, Wireline and Advertising Solutions), for the years ended December 31, 2013 and 2012, were as follows:

	Wireless	Wireline	Advertising Solutions	Other	Total

Balance as of January 1, 2012	$35,755	$33,638	$1,059	$390	$70,842
Goodwill acquired	13	5	-	-	18
Other	35	327	(1,059)	(390)	(1,087)
Balance as of December 31, 2012	35,803	33,970	-	-	69,773
Goodwill acquired	305	-	-	-	305
Held for sale	-	(799)	-	-	(799)
Other	(2)	(4)	-	-	(6)
Balance as of December 31, 2013	$36,106	$33,167	$-	$-	$69,273

The held for sale adjustment to goodwill in 2013 was the result of a goodwill allocation in conjunction with our pending sale of our Connecticut operations. Our goodwill acquired during 2013 primarily related to our acquisition of ATNI (see Note 5). Changes to goodwill during 2012 primarily resulted from the sale of the Advertising Solutions segment (see Note 5). Changes in goodwill during 2012 also included a reclassification of goodwill due to segment reclassification to better align goodwill with operations.

In 2011, we recorded a $2,745 goodwill impairment in the Advertising Solutions segment, triggered by declining revenues in our directory business and the directory industry as a whole, and we also recorded a $165 impairment for a trade name.

Our other intangible assets are summarized as follows:

	December 31, 2013		December 31, 2012
Other Intangible Assets	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortized intangible assets:
Customer lists and relationships:
AT&T Mobility LLC	$982	$771	$6,760	$6,335
BellSouth Corporation	5,825	5,317	5,825	4,994
AT&T Corp.	2,482	2,438	2,490	2,356
Other	-	-	351	350
Subtotal	9,289	8,526	15,426	14,035
Other	284	169	304	174
Total	$9,573	$8,695	$15,730	$14,209

Indefinite-lived intangible assets not subject to amortization:
Licenses	$56,433	$52,352
Trade names	4,901	4,902
Total	$61,334	$57,254

As discussed in Note 5, most of our license additions in 2013 were related to a spectrum swap and various business acquisitions, with the remainder originating from various spectrum license purchases.

Amortized intangible assets are definite-life assets, and as such, we record amortization expense based on a method that most appropriately reflects our expected cash flows from these assets, over a weighted-average of 9.8 years (9.7 years for customer lists and relationships and 12.2 years for other). Amortization expense for definite-life intangible assets was $672 for the year ended December 31, 2013, $1,210 for the year ended December 31, 2012, and $2,009 for the year ended December 31, 2011. Amortization expense is estimated to be $364 in 2014, $224 in 2015, $127 in 2016, $60 in 2017, and $34 in 2018. In 2013, we wrote off approximately $6,217 of fully amortized intangible assets (primarily customer lists). In 2012, we wrote off approximately $191 in fully amortized intangible assets (primarily patents) and $3,187 of customer lists due to the sale of our Advertising Solutions segment (see Note 5). We review other amortizing intangible assets for impairment whenever events or circumstances indicate that the carrying amount may not be recoverable over the remaining life of the asset or asset group.

We review indefinite-lived intangible assets for impairment annually (see Note 1). Licenses include wireless FCC licenses of $56,399 at December 31, 2013 and $52,318 at December 31, 2012, that provide us with the exclusive right to utilize certain radio frequency spectrum to provide wireless communications services.